EXHIBIT 99.1

Phone: 800-213-0689 www.SolarWindow.com	Ms. Briana L. Erickson SolarWindow Technologies, Inc. 10632 Little Patuxent Parkway, Suite 406 Columbia, MD 21044 Email: Briana@SolarWindow.com

News Release

SolarWindow Announces Collaboration with Industry Leader to Pursue High-Volume Production of Electricity-Generating Windows

Columbia, Maryland – February 13, 2018 – SolarWindow Technologies, Inc. (OTCQB: WNDW) announced today that the company has advanced collaboration with one of the world’s leading suppliers of organic photovoltaic materials, used by SolarWindow to coat ordinary glass and turn it into electricity-generating windows. The collaboration with Raynergy Tek supports the company’s pursuit of high-volume production, increased power output, and enhanced transparency of SolarWindow™ products for tall towers and skyscrapers.

Today’s news follows a SolarWindow announcement regarding its Process Integration and Production Agreement with Triview Glass Industries LLC, an award-winning custom glass fabricator located in suburban Los Angeles.

Using its established manufacturing processes and production line, Triview will work to fabricate specific SolarWindow™ electricity-generating glass products at commercial scale by integrating SolarWindow™ coatings, methodologies and technologies. SolarWindow technologies are the subject of a wide-ranging intellectual property portfolio.

SolarWindow Announces Collaboration to Pursue High-Volume Production of Electricity-Generating Windows

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Targeting commercial buildings, which consume almost 40% of all the electricity in the United States, the company’s transparent electricity-generating windows could reduce energy costs by up to 50% and achieve a one-year financial payback for building owners, the industry’s fastest financial return, according to independently-validated power and financial modelling.

“Our clear priority is to bring SolarWindow™ electricity-generating products to a $100 billion global market,” stated Mr. John Conklin, President and CEO of SolarWindow Technologies, Inc.

“This collaboration with Raynergy moves SolarWindow closer towards our goal of commercial sales and production, while ensuring a reliable supply of high-performance organic materials and preferred pricing necessary for the production of our electricity-generating glass.”

“We see a viable and wide-open market for electricity-generating glass, and a strong pathway to commercialization for SolarWindow,” stated Dr. Phoebe Tan, Chief Executive Officer of Raynergy Tek. “Raynergy prides itself on contributing to its partners’ success, and we’re pleased to support SolarWindow in the advancement of its innovative products.”

The company is working to fabricate specific SolarWindow™ electricity-generating glass products by integrating its coating processes, methodologies and technologies into established manufacturing processes at Triview, using specialized materials provided by Raynergy.

SolarWindow & Raynergy Collaboration Pursues High- Volume Production of Electricity-Generating Windows. (Credit: Raynergy Tek)

Raynergy Tek is a world leader in organic photovoltaics (OPV) technology, headquartered in Hsinchu, Taiwan and backed by several Taiwan Public listed companies. Raynergy focuses on specialty chemical for solution processable OPV technology, specifically Raynergy has demonstrated kilogram scale of specialized polymer production. Furthermore, Raynergy has strong intellectual property position, and places concerted effort on the emerging clean energy market. Its solar application prototyping facility bridges the gap from lab research to manufacturing line.

The Raynergy Innovation Center, located in Hsinchu, Taiwan, develops next-generation materials in chemistry, materials science and device physics, pushing the frontier of photovoltaic technology.

About SolarWindow Technologies, Inc.

SolarWindow Technologies, Inc. creates transparent electricity-generating liquid coatings. When applied to glass or plastics, these coatings convert passive windows and other materials into electricity generators under natural, artificial, low, shaded, and even reflected light conditions.

Our liquid coating technology has been presented to members of the U.S. Congress and has received recognition in numerous industry publications. Our SolarWindow™ technology has been independently validated to generate 50-times the power of a conventional rooftop solar system and achieves a one-year payback when modeled on a 50-story building.

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Media Contact:

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Social Media Disclaimer

Investors and others should note that we announce material financial information to our investors using SEC filings and press releases. We use our website and social media to communicate with our subscribers, shareholders and the public about the company, SolarWindow™ technology development, and other corporate matters that are in the public domain. At this time, the company will not post information on social media could be deemed to be material information unless that information was distributed to public distribution channels first. We encourage investors, the media, and others interested in the company to review the information we post on the company’s website and the social media channels listed below:

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* This list may be updated from time to time.

Legal Notice Regarding Forward-Looking Statements

No statement herein should be considered an offer or a solicitation of an offer for the purchase or sale of any securities. This release contains forward-looking statements that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although SolarWindow Technologies, Inc. (the “company” or “SolarWindow Technologies”) believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. Forward-looking statements, which involve assumptions and describe our future plans, strategies, and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “could,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” or “project” or the negative of these words or other variations on these words or comparable terminology. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including but not limited to adverse economic conditions, intense competition, lack of meaningful research results, entry of new competitors and products, adverse federal, state and local government regulation, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, technological obsolescence of the company's products, technical problems with the company's research and products, price increases for supplies and components, litigation and administrative proceedings involving the company, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the company's operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the company's ownership of its business, adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists, changes in interest rates, inflationary factors, and other specific risks. There can be no assurance that further research and development will validate and support the results of our preliminary research and studies. Further, there can be no assurance that the necessary regulatory approvals will be obtained or that SolarWindow Technologies, Inc. will be able to develop commercially viable products on the basis of its technologies. In addition, other factors that could cause actual results to differ materially are discussed in the company's most recent Form 10-Q and Form 10-K filings with the Securities and Exchange Commission. These reports and filings may be inspected and copied at the Public Reference Room maintained by the U.S. Securities & Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about operation of the Public Reference Room by calling the U.S. Securities & Exchange Commission at 1-800-SEC-0330. The U.S. Securities & Exchange Commission also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the U.S. Securities & Exchange Commission at http://www.sec.gov. The company undertakes no obligation to publicly release the results of any revisions to these forward looking statements that may be made to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

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